SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

VECTOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1550340
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Market Street Steuart Tower, 23rd Floor San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(415) 293-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	VACQU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	VACQ	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	VACQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Vector Acquisition Corporation, a Cayman Islands exempted company (“Vector”), previously announced that it entered into that certain Agreement and Plan of Merger (the “Original Merger Agreement”), with Rocket Lab USA, Inc., a Delaware corporation (“Rocket Lab”), and Prestige USA Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Rocket Lab (“Merger Sub”), pursuant to which, among other things, (a) Vector will domesticate in Delaware (the “Domestication” and Vector following such Domestication, “Vector Delaware”), (b) Merger Sub will merge with and into Vector Delaware (the “First Merger”), with Vector Delaware surviving the First Merger, and (c) Rocket Lab will merge with and into Vector Delaware (the “Second Merger”), with Vector Delaware surviving the Second Merger (such transactions collectively, the “Business Combination”).

On May 7, 2021, Vector, Rocket Lab and Merger Sub entered into Amendment No. 1 to the Original Merger Agreement (the “Merger Agreement Amendment”) to provide that in connection with the Domestication, each Class A ordinary share, par value $0.0001 per share, and Class B ordinary share, par value $0.0001 per share, of Vector will be converted on a one-for-one basis into shares of Class A common stock, par value $0.0001 share (“Vector Delaware Class A common stock”), and Class B common stock, par value $0.0001 per share (“Vector Delaware Class B common stock”), of Vector Delaware, respectively. In addition, the Merger Agreement Amendment contemplates that, if Vector’s shareholders approve the Business Combination, the Domestication and the adoption of Vector Delaware’s organizational documents in accordance with Vector’s amended and restated articles and memorandum of association, then Vector Delaware’s certificate of incorporation will provide that each holder of record of Vector Delaware Class A common stock will be entitled to one vote per share on all matters submitted to a vote of stockholders and each holder of record of Vector Delaware Class B common stock will be entitled to 10 votes per share. The purpose of this dual class structure is solely to reduce the administrative burden associated with the parties effecting the First Merger. In connection with the Second Merger, Vector Delaware’s certification of incorporation will be amended such that Vector Delaware will have only one class of common stock following the Business Combination, and all stockholders will be entitled to the same number of votes per share on all matters to be considered by such stockholders. All other terms of the Original Merger Agreement remain substantially the same.

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference.

Item  7.01 Regulation FD Disclosure

On May 7, 2021, following the execution of the Merger Agreement Amendment, Vector and Rocket Lab confidentially submitted a registration statement on Form S-4 relating to the Business Combination to the Securities and Exchange Commission. The registration statement includes a document that, following its effectiveness, will serve as a joint prospectus and proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Vector’s, Rocket Lab’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Vector’s and Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects on Vector, Rocket Lab or any successor entity of the transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Vector’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by Vector’s shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the effect of the announcement or pendency of the transaction on Rocket Lab’s business relationships, operating results and business generally, (v) risks that the transaction disrupts current plans and operations of Rocket Lab, (vi) changes in the competitive and highly regulated industries in which Rocket Lab operates, variations in operating performance across competitors and changes in laws and regulations affecting Rocket Lab’s business, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, and (viii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. There can be no assurance that the future developments affecting

Vector, Rocket Lab or any successor entity of the transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vector’s or Rocket Lab’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, Vector and Rocket Lab are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

This Current Report relates to a Business Combination between Vector and Rocket Lab. This Current Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Vector and Rocket Lab have confidentially submitted a registration statement on Form S-4 to the SEC, which includes a document that, following its effectiveness, will serve as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. Vector and Rocket Lab will also publicly file the registration statement with the SEC. Once the SEC declares the registration statement effective, the proxy statement/prospectus will be sent to all Rocket Lab and Vector shareholders. Rocket Lab and Vector will also file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of Rocket Lab and Vector are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rocket Lab and Vector through the website maintained by the SEC at www.sec.gov.

The documents filed by Vector with the SEC also may be obtained free of charge upon written request to Vector Acquisition Corporation, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. The documents filed by Rocket Lab with the SEC also may be obtained free of charge upon written request to Rocket Lab USA, Inc., 3881 McGowen Street, Long Beach, CA 90808.

Participants in the Solicitation

Rocket Lab, Vector and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vector’s shareholders in connection with the Business Combination. A list of the names of such directors, executive officers, other members of management, and employees, and information regarding their interests in the business combination will be contained in Vector’s filings with the SEC, including Vector’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended by Amendment No. 1 thereto filed with the SEC on May 3, 2021, and such information and names of Rocket Lab’s directors and executive officers will also be in the registration statement on Form S-4 to be filed with the SEC by Rocket Lab and Vector, which will include the proxy statement of Vector. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 7, 2021, among Vector Acquisition Corporation, Rocket Lab USA, Inc. and Prestige USA Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021	VECTOR ACQUISITION CORPORATION

	By:	/s/ David Baylor
	Name:	David Baylor
	Title:	Chief Financial Officer

4